UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 19, 2007

GENCO SHIPPING & TRADING LIMITED
(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	000-28506	98-043-9758
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 20th Floor (Address of Principal Executive Offices)	10171 (Zip Code)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

The Company disclosed today that its estimated schedule of payments for the purchase of nine drybulk vessels under its Master Agreement with Metrostar Management Corporation announced yesterday is as follows (U.S. Dollars in the table are in millions):

Vessel	New Name	DWT	Expected Delivery (1)	Deposit % of Purchase Price	Deposit Payment(2)	Payment on Delivery	Total Price
Ferro Goa	Genco Augustus	180,000	Q3 2007	10%	$12.50	$112.50	$125.00
Ferro Fos	Genco Tiberius	175,000	Q3 2007	10%	12.50	112.50	125.00
Hull 1044	Genco London	177,000	Q4 2007	15%	18.75	106.25	125.00
Hull 1118	Genco Titus	177,000	Q4 2007	15%	18.75	106.25	125.00
Hull 8071	Genco Constantine	180,000	Q2 2008	15%	19.35	109.65	129.00
Hull 1032	Genco Hadrian	170,500	Q4 2008	20%	24.20	96.80	121.00
Hull 1033	Genco Commodus	170,500	Q2 2009	20%	24.20	96.80	121.00
Hull 1034	Genco Maximus	170,500	Q2 2009	20%	24.00	96.00	120.00
Hull 1041	Genco Claudius	170,500	Q3 2009	20%	24.00	96.00	120.00
Totals		1,571,000			$ 178.25	$ 932.75	$ 1,111.00

(1)	Estimated based on guidance received from the sellers and respective shipyards.

(2)	Payable following execution of all definitive documentation for the purchase of the relevant vessel.

The Company further disclosed today that under the terms of its new $1.4 billion credit facility announced yesterday, subject to certain capital tests, the Company expects to pay up to $6,250,000 or such lesser amount as is available from net cash flow each fiscal quarter to reduce borrowings under the facility.  Such payment is to be made within one business day after completion of payment of dividends declared for that quarter.  The credit facility is subject to the completion of definitive documentation.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995

The information set forth in this Item 7.01 contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements are based on management’s current expectations and observations. Included among the factors that, in our view, could cause actual results to differ materially from the forward looking statements contained in the Exhibit are the following:  (i) execution of additional definitive documentation for the Company’s agreement to acquire the nine drybulk vessels; (ii) execution of definitive documentation for the Company’s new $1.4 billion credit facility; (iii) the fulfillment of the closing conditions under the Company’s agreement to acquire the nine drybulk vessels; and other factors listed from time to time in our public filings with the Securities and Exchange Commission including, without limitation, the Company’s Annual Reports on Form 10-K for the year ended December 31, 2006, its Quarterly Reports on 10-Q, and its reports on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        GENCO SHIPPING & TRADING LIMITED

        DATE:  July 19, 2007

        /s/ John C. Wobensmith
        John C. Wobensmith
        Chief Financial Officer, Secretary and Treasurer
        (Principal Financial and Accounting Officer)